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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 18, 2002
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                        (Date of earliest event reported)


                             INDEPENDENT BANK CORP.
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             (Exact name of registrant as specified in its charter)


Massachusetts                         1-9047                    04-2870273
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


288 Union St., Rockland, Massachusetts                                 02370
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(Address of principal executive offices)                              (Zip Code)


                                 (781) 878-6100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  OTHER EVENTS

         Independent Capital Trust I (the "Trust"), a wholly-owned subsidiary of Independent Bank Corp., has notified all holders of its 9.28% Cumulative Trust Preferred Securities (the "Trust Preferred Securities") and the holder of its common securities (the "Trust Common Securities"), of its intention to redeem on May 20, 2002 (the "Securities Redemption Date") all 1,150,000 of its outstanding 9.28% Trust Preferred Securities and the 35,568 outstanding Trust Common Securities at a redemption price equal to the $25 principal amount of each security plus all accrued and unpaid interest per security through the Securities Redemption Date (the "Trust Redemption Price"). The Trust's action is taken pursuant to Section 4(f) of Annex I to the Amended and Restated Declaration of Trust of Independent Capital Trust I, dated May 19, 1997. All interest accruing on the Trust Preferred Securities and the Trust Common Securities will cease to accrue effective the Securities Redemption Date.

         The Trust is taking such action in connection with the concurrent redemption by Independent Bank Corp. of all of its $29,639,200 9.28% Junior Subordinated Debentures Due 2027 (the "Debentures"), which are held exclusively by the Trust, on May 20, 2002 (the "Debenture Redemption Date"), at a redemption price equal to the principal outstanding amount of the Debentures plus interest accrued on the Debentures through the Debenture Redemption Date.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

         4.1 Indenture of Registrant relating to the 8.625% Junior Subordinated Debentures issued to Independent Capital Trust III
         4.2 Form of Certificate of 8.625% Junior Subordinated Debenture (included as Exhibit A to Exhibit 4.1)
         4.3 Amended and Restated Declaration of Trust for Independent Capital Trust III
         4.4 Form of Preferred Security Certificate for Independent Capital Trust III (included as Exhibit D to Exhibit 4.3)
         4.5 Preferred Securities Guarantee Agreement of Independent Capital Trust III
         4.6               Indenture of Registrant relating to the 8.375%
                           Junior Subordinated Debentures issued to Independent Capital Trust IV
         4.7 Form of Certificate of 8.375% Junior Subordinated Debenture (included as Exhibit A to Exhibit 4.6)
         4.8 Amended and Restated Declaration of Trust for Independent Capital Trust IV
         4.9 Form of Preferred Security Certificate for Independent Capital Trust IV (included as Exhibit D to Exhibit 4.8)
         4.10 Preferred Securities Guarantee Agreement of Independent Capital Trust IV
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INDEPENDENT BANK CORP.

                                    By: /s/ Edward H. Seksay
                                        -----------------------------
                                        Edward H. Seksay
                                        General Counsel

Date:    April 18, 2002.